UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2026

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A Common Stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On October 29, 2026, Strategy Inc (the “Company”) filed with the Secretary of State of the State of Delaware four amended and restated certificates of designations:

•
STRF Stock: Amended and Restated Certificate of Designations of the Company's 10.00% Series A Perpetual Strife Preferred Stock (the “A&R STRF Stock CoD”);
•
STRC Stock: Second Amended and Restated Certificate of Designations of the Company's Variable Rate Series A Perpetual Stretch Preferred Stock (the “Second A&R STRC Stock CoD”);
•
STRK Stock: Amended and Restated Certificate of Designations of the Company's 8.00% Series A Perpetual Strike Preferred Stock (the “A&R STRK Stock CoD”); and
•
STRD Stock: Amended and Restated Certificate of Designations of the Company's 10.00% Series A Perpetual Stride Preferred Stock (the “A&R STRD Stock CoD” and, together with the A&R STRF Stock CoD, the Second A&R STRC Stock CoD and the A&R STRK Stock CoD, the “A&R CoDs”).

The Second A&R STRC Stock CoD will become effective at 12:01 a.m., Eastern Time, on November 1, 2026, and the Amended Certificates of Designations for the STRF Stock, STRK Stock and STRD Stock will become effective at 12:01 a.m., Eastern Time, on January 1, 2027 (each, the “Applicable Effective Time”). Until the Applicable Effective Time, each series will continue to be governed by its applicable existing certificate of designations.

Each A&R CoD provides for regular dividends to have a record date on each calendar day and to be payable (if declared) on the following Business Day (as defined in the applicable A&R CoD), together with such conforming and related changes as set forth therein. The modification does not increase or decrease the total amount of regular dividends payable on the STRF Stock, the STRC Stock, the STRK Stock or the STRD Stock, change any of STRF Stock’s, STRC Stock’s, STRK Stock’s or STRD Stock’s dividend rates, increase or decrease the Company’s overall dividend payment obligations, or, other than as it pertains to the change in the frequency of dividend payments and other related changes, change the applicable rights and protections associated with each of STRF Stock, STRC Stock, STRK Stock and STRD Stock dividends.

As set forth below, the A&R CoDs were approved and adopted by the Company’s stockholders at the Company’s Special Meeting of Stockholders held on October 28, 2026 (the “Special Meeting”). Additional information regarding the A&R CoDs can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 5, 2026 under the heading “Proposal 1 — APPROVAL AND ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS FOR EACH OF THE COMPANY’S 10.00% SERIES A PERPETUAL STRIFE PREFERRED STOCK, VARIABLE RATE SERIES A PERPETUAL STRETCH PREFERRED STOCK, 8.00% SERIES A PERPETUAL STRIKE PREFERRED STOCK AND 10.00% SERIES A PERPETUAL STRIDE PREFERRED STOCK, TO PERMIT DAILY DIVIDENDS.”

The foregoing description of the A&R CoDs is qualified in its entirety by reference to the A&R CoDs, copies of which are filed as Exhibits 3.1 through 3.4 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 above is incorporated herein by reference. The A&R CoDs were approved and adopted by the Company's stockholders at the Special Meeting, as described in the Company's definitive proxy statement filed with the SEC on October 5, 2026.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 28, 2026, the Company held the Special Meeting. A summary of the matters voted upon by stockholders at the Special Meeting is set forth below:

Proposal 1. The Daily Dividend Proposal

The Company’s stockholders approved and adopted an amended and restated certificate of designations for each of the Company’s STRF Stock, STRC Stock, STRK Stock and STRD Stock, to permit daily dividends (“Proposal 1”). The final voting results for Proposal 1 are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
381,373,199	2,236,551	444,753	-

Proposal 2. The Adjournment Proposal

In connection with the Special Meeting, the Company also solicited proxies to approve one or more adjournments of the Special Meeting if necessary to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 (“Proposal 2”). Proposal 2 was approved by the requisite votes of the Company’s stockholder, however, adjournment of the Special Meeting was deemed unnecessary because Proposal 1 was approved. The final voting results for Proposal 2 are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
376,177,572	7,249,982	626,949	-

Item 7.01	Regulation FD Disclosure.

Strategy Dashboard

The Company also maintains a dashboard on its website (www.strategy.com) as a disclosure channel for providing broad, non-exclusionary distribution of information regarding the Company to the public, including information regarding market prices of its outstanding securities, bitcoin purchases and holdings, certain KPI metrics and other supplemental information, and as one means of disclosing non-public information in compliance with its disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that the Company makes public via the website dashboard.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Confirmation of STRC Stock Transition Dividends

As previously disclosed in the Company's Current Report on Form 8-K filed with the SEC on October 16, 2026, the Company declared daily dividends on STRC Stock with record dates on each calendar day from November 1 through November 30, 2026 and payment date on the next Business Day following its respective record date (the “November Daily Dividends”), subject to the satisfaction of the following events (the “Contingent Dividend Condition”):

•
Stockholder approval of Proposal 1 at the Special Meeting at or prior to 5:00 p.m., New York City time, on October 31, 2026; and
•
The filing and effectiveness of the Second A&R STRC Stock CoD by 12:01 a.m., Eastern Time, on November 1, 2026.

As noted above, Proposal 1 was approved by the Company's stockholders at the Special Meeting, and the Second A&R STRC Stock CoD has been filed and will become effective at 12:01 a.m., Eastern Time, on November 1, 2026. Accordingly, upon the Second A&R STRC Stock CoD’s effectiveness, the November Daily Dividends will be payable in accordance with their terms.

Further, as previously disclosed in the Company’s Current Reports on Form 8-K filed with the SEC on October 1, 2026 and October 16, 2026, the Company declared a semi-monthly dividend on STRC Stock payable on November 15, 2026 to stockholders of record as of 5:00 p.m., New York City time, on October 31, 2026 (the “November 15 Dividend”), which will not be payable if the Contingent Dividend Condition is satisfied. Accordingly, upon the effectiveness of the Second A&R STRC Stock CoD, the November Daily Dividends will be payable in accordance with their terms, and the November 15 Dividend will not be payable.

Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the effectiveness of the A&R CoDs and the STRC Stock transition dividends. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the implementation and operation of the daily dividend framework, including the actions, systems, policies and procedures of Nasdaq, The Depository Trust Company, other trading venues, clearing platforms and brokers, and the other factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 3, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designations of 10.00% Series A Perpetual Strife Preferred Stock.
3.2	Second Amended and Restated Certificate of Designations of Variable Rate Series A Perpetual Stretch Preferred Stock.
3.3	Amended and Restated Certificate of Designations of 8.00% Series A Perpetual Strike Preferred Stock.
3.4	Amended and Restated Certificate of Designations of 10.00% Series A Perpetual Stride Preferred Stock.
4.1	Form of Certificate of 10.00% Series A Perpetual Strife Preferred Stock (included within Exhibit 3.1).
4.2	Form of Certificate of Variable Rate Series A Perpetual Stretch Preferred Stock (included within Exhibit 3.2).

4.3	Form of Certificate of 8.00% Series A Perpetual Strike Preferred Stock (included within Exhibit 3.3).
4.4	Form of Certificate of 10.00% Series A Perpetual Stride Preferred Stock (included within Exhibit 3.4).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2026	Strategy Inc (Registrant)

	By:	/s/ Thomas C. Chow
	Name:	Thomas C. Chow
	Title:	Executive Vice President & General Counsel